                                                                    Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with the  Annual  Report  of CepTor  Corporation,  (the
"Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, William
H. Pursley,  Chairman of the Board and Chief  Executive  Officer of the Company,
certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)      The Report fully complies with the requirements of Section 13 (a) of 15
         (d) of the Securities Exchange Act of 1934; and

(2)      The  information  contained  in  the  Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

April 17, 2006
                               /s/ William H. Pursley
                               ------------------------------
                               William H. Pursley
                               Chairman of the Board and Chief Executive Officer